Loss Per Share	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Loss Per Share
13. LOSS PER SHARE
Basic loss per share is calculated by dividing the loss for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.
Diluted loss per share is calculated by dividing the loss attributable to ordinary equity holders of the parent (after adjusting for the effect of dilution) by the weighted average number of ordinary shares outstanding after adjustments for the effects of all dilutive potential ordinary shares.
At December 31, 2021, 2020 and 2019, outstanding share-based awards and a convertible debt instruments recognized as a financial liability were excluded from the diluted weighted average number of ordinary shares calculation because their effect would have been antidilutive.
The following table reflects the loss and share data used in the basic and diluted loss per share calculations:

	2021	2020	2019
Loss attributable to the parent entity	(56,779)	(22,264)	(19,363)
Effects of the settlement of preference shares classified as equity	—	33	15
Loss attributable to ordinary equity holders of the parent entity	(56,779)	(22,231)	(19,348)
Weighted average number of ordinary shares	205,619,832	164,605,952	128,597,975
Basic and diluted loss per share (RUB)	(276.1)	(135.1)	(150.4)